SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 23, 2005

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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1.01 Entry into a Material Definitive Agreement

Level 3 Communications, Inc. (the "Company") has revised its agreement for the issuance of restricted stock units to its employees. The form of agreement is filed as Exhibit 10.1 to this Current Report and is incorporated by reference as if set forth in full.

5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 17, 2005, the Company's stockholders approved the amendment and restatement of the Company's certificate of incorporation. The purposes for filing the amended and restated certificate of incorporation were set forth in the Company's proxy statement for the 2005 Annual Meeting of Stockholders. The Amended and Restated Certificate of Incorporation of Level 3 Communications, Inc. is filed as Exhibit 3(i) to this Current Report.

Item 9.01  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

3(i) Amended   and   Restated   Certificate   of   Incorporation   of   Level  3
     Communications, Inc., dated May 23, 2005.

10.1 Form of Master Deferred Issuance Stock Agreement of Level 3 Communications, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



May 27, 2005                             By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President